Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 30, 2026 (this “Amendment”), by and among Etsy, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the other Loan Parties (as defined therein) from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of March 24, 2023 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of June 2, 2025, and as further amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment having the same meanings assigned thereto in the Credit Agreement);
WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended as more fully described herein and the Lenders party hereto, which constitute the Required Lenders, are so willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.     Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
(b)“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 30, 2026, by and among the Borrower, the Lenders party thereto and the Administrative Agent.
(c)“Second Amendment Effective Date” means the “Amendment Effective Date” under and as defined in the Second Amendment.
(d)Clause (xi) of Section 6.05(a) of the Credit Agreement is hereby amended by deleting the word “and” at the end thereof.
(e)Clause (xii) of Section 6.05(a) of the Credit Agreement is hereby amended by inserting the word “and” at the end thereof.
(f)Section 6.05(a) of the Credit Agreement by is hereby amended by inserting the following as a new clause (xiii) thereof:
(g)“(xiii)    the Disposition of the “Shares” (under and as defined in that certain Sale and Purchase Agreement, dated as of February 15, 2026 (the “Depop Purchase Agreement”), by and between the Borrower, as the Seller and eBay Inc., a Delaware corporation, as the Buyer, in accordance in all material respects with the Depop Purchase Agreement as in effect on the Second Amendment Effective Date;”
(h)The proviso to Section 6.05(a) of the Credit Agreement is hereby amended by deleting the words “, Section 6.05(a)(xi) and Section 6.05(a)(xii)” set forth therein and replacing them with the words “, Section 6.05(a)(xi), Section 6.05(a)(xii) and Section 6.05(a)(xiii)”.
SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants on the Amendment Effective Date that:
(a)The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action.
(b)This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)The execution, delivery and performance by the Borrower of this Amendment (i) do not, on the part of the Borrower or any of its Subsidiaries, require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under, or give rise to a right to require any payment to be made by the Borrower or any of its Subsidiaries under, (A) any indenture or loan agreement, in each case, evidencing Indebtedness in excess of $10 million, (B) any Swap Agreement or (C) any other material agreement, in each case which is binding upon the Borrower or any of its Subsidiaries or its assets, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens created pursuant to the Loan Documents, in each case of clauses (i), (ii) or (iii)(C) hereof, except as could not reasonably be expected to result in a Material Adverse Effect.
(d)At the time of and immediately after the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
(e)The representations and warranties of the Borrower set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects.
SECTION 3.     Conditions of Effectiveness of the Amendment. This Amendment shall become effective as of the date on which the following conditions shall have been satisfied (or waived) (the “Amendment Effective Date”):
(a)the Administrative Agent (or its counsel) shall have received (i) counterparts to this Amendment, duly executed by (A) the Borrower and (B) the Lenders constituting the Required Lenders or (ii) written evidence satisfactory to the Administrative Agent (which may include fax or other electronic transmission of a signed signature page of this Amendment) that such parties have signed counterparts of this Amendment;
(b)at the time of and immediately after the Amendment Effective Date, no Default or Event of Default shall have occurred or be continuing;

(c)the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects; and
(d)the Borrower shall have paid (or caused to be paid) (i) the reasonable and documented fees and expenses of Weil, Gotshal & Manges LLP, as counsel to the Administrative Agent and the Lenders, to the extent invoiced at least two (2) Business Days prior to the Amendment Effective Date, and (ii) the costs and expenses required to be paid by Section 6 of this Amendment.
SECTION 4.     Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
(d)This Amendment shall not extinguish the Loans or any other Obligations outstanding under the Credit Agreement. Nothing contained herein shall be construed as a substitution or novation of the Loans or any other Obligations outstanding under the Credit Agreement, which shall remain outstanding after the Amendment Effective Date as modified hereby.
(e)The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or the Lenders’ right to demand payment of liabilities owing from the Borrower to the Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence and continuance of an Event of Default under the Credit Agreement or the other Loan Documents.
(f)This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
SECTION 5.     Reaffirmation. The Borrower hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case, as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 6.     Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment in accordance with, and to the extent required by, the terms and conditions of Section 9.03 of the Credit Agreement.
SECTION 7.     Execution in Counterparts. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 8.     Governing Law.
(a)This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
(b)The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereto agrees that the Administrative Agent and the Secured Parties retain the right to bring proceedings against any Loan Party in the courts of any other jurisdiction solely in connection with the exercise of any rights under any Collateral Document. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment and the transactions contemplated hereby against any Loan Party or any of their properties in the courts of any jurisdiction.
(c)The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment and the transactions contemplated hereby in any court referred to in clause (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
SECTION 9.     Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

SECTION 10.     Headings. Section headings herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ETSY, INC.,
as the Borrower

By: /s/ Lanny Baker
Name: Lanny Baker
Title: Chief Financial Officer
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By: /s/ Grace Mahood
Name: Grace Mahood
Title: Executive Director

CITBANK, N.A.,
as a Lender
By: /s/ Brian Hoatson
Name: Brian Hoatson
Title: Authorized Signatory

GOLDMAN SACHS BANK USA, individually as a Lender
By: /s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

[Signature Page to Second Amendment to Etsy A&R Credit Agreement]